                                                                  EXHIBIT (e)(6)

                               REVISED SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT

      THIS SCHEDULE A, dated as of June 30, 2003, is revised Schedule A to that certain Distribution Agreement dated as of September 27, 2001 between ABN AMRO Funds and ABN AMRO Distribution Services (USA), Inc.

                                 ABN AMRO FUNDS

                       ABN AMRO Investor Money Market Fund
                          ABN AMRO Municipal Bond Fund
                               ABN AMRO Bond Fund
                             ABN AMRO Balanced Fund
                              ABN AMRO Mid Cap Fund
                              ABN AMRO Growth Fund
                     ABN AMRO/Veredus Aggressive Growth Fund
                       ABN AMRO/Veredus Select Growth Fund
                    ABN AMRO/Montag & Caldwell Balanced Fund
                     ABN AMRO/Montag & Caldwell Growth Fund
                          ABN AMRO/Veredus SciTech Fund
                       ABN AMRO/TAMRO Large Cap Value Fund
                          ABN AMRO/TAMRO Small Cap Fund
                            ABN AMRO Real Estate Fund
                               ABN AMRO Value Fund
                       ABN AMRO International Equity Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund
                       ABN AMRO Investment Grade Bond Fund
                         ABN AMRO Select Small Cap Fund
                            ABN AMRO Equity Plus Fund
                      ABN AMRO Global Emerging Markets Fund
                          ABN AMRO High Yield Bond Fund

ABN AMRO FUNDS                                    ABN AMRO DISTRIBUTION SERVICES
                                                 (USA), INC.

By: /s/ Gerald Dillenburg                         By: /s/ Bruno DiStefano
    ---------------------                             --------------------------

Title: C.O.O.                                     Title: V.P.